UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  August 1, 2023
LAKE SHORE BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States	000-51821	20-4729288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, New York 14048
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers;  Election of Directors;  Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers.

On August 1, 2023, the boards of directors of Lake Shore Bancorp, Inc. (the “Company”), Lake Shore, MHC (the “MHC”), the mutual holding company parent of the Company and Lake Shore Savings Bank (the “Bank”), the wholly owned subsidiary of the Company, appointed Taylor Gilden as Chief Financial Officer and Treasurer and Rachel Foley as Chief Operating Officer of the Company, the MHC and the Bank. A copy of the press release announcing both appointments is attached as Exhibit 99.1 hereto.
Mr. Gilden was formerly the Chief Strategy Officer upon joining the Bank in June 2023. Mr. Gilden served as Senior Vice President and Controller of FVCbank in Fairfax, Virginia from July 2022 until June 2023. He was formerly the Vice President of Finance at BayVanguard Bank, Baltimore, Maryland (and predecessor 1880 Bank) from 2018 until 2022. Mr. Gilden is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of SEC Regulation S-K. Mr. Gilden will be eligible to participate in applicable Bank compensatory plans as described under “Information About Our Executive Officers-Compensation Plans” in the Company’s Definitive Proxy Statement for the Company’s 2023 annual meeting of shareholders filed with the Securities and Exchange Commission on April 4, 2023.
Ms. Foley was the Chief Financial Officer and Treasurer of the Company, the Bank and the MHC since March 2006 after serving as the Controller of the Bank since March 1999. Ms. Foley is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of SEC Regulation S-K. Ms. Foley participates in applicable Bank compensatory plans as described under “Information About Our Executive Officers-Compensation Plans” in the Company’s Definitive Proxy Statement for the Company’s 2023 annual meeting of shareholders filed with the Securities and Exchange Commission on April 4, 2023.
Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated August 2, 2023
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lake Shore Bancorp, Inc.

DATE: August 2, 2023	By:	/s/ Rachel A. Foley
Rachel A. Foley Chief Operating Officer